UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 16, 2005

Financial Security Assurance Holdings Ltd.

(Exact name of registrant as specified in its charter)

New York	1-12644	13-3261323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Park Avenue, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 826-0100

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 420.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amended current report has been prepared to revise information regarding the number of shares of restricted stock of Dexia S.A. awarded to the executive officers of Financial Security Assurance Holdings Ltd. (the “Company”) in the annual awards of performance share units awarded them pursuant to the Company’s 2004 Equity Participation Plan.  The information was originally provided in the Company’s current report on Form 8-K filed on February 23, 2005.

 Item 1.01.                                       Entry into a Material Definitive Agreement.

On February 16, 2005, the Human Resources Committee (the “Committee”) of the Board of Directors of Financial Security Assurance Holdings Ltd. (the “Company”) made the following ordinary course annual awards of executive officer compensation:

The 2005 salaries of the executive officers of the Company shall be as follows:

Robert P. Cochran	$500,000
Séan W. McCarthy	320,000
Bruce E. Stern	250,000
Russell B. Brewer II	250,000
Joseph W. Simon	250,000

The 2004 bonuses of the executive officers of the Company shall be as follows:

Robert P. Cochran	$3,400,000
Séan W. McCarthy	3,000,000
Bruce E. Stern	900,000
Russell B. Brewer II	900,000
Joseph W. Simon	750,000

In addition, the Committee made annual awards of performance share units (“PSU”) pursuant to the Company’s 2004 Equity Participation Plan (the “Plan”).  Performance share units awarded pursuant to the Plan are comprised of (a) performance shares (“PS”), which are valued based upon the Company’s return on equity during two three-year performance cycles, and (b) restricted stock of Dexia S.A. (“Dexia shares”), of which the Company is an indirect subsidiary.  The awards were made as follows:

Robert P. Cochran	34,000 PSU	Comprised of :	30,600 PS and 19,671 Dexia shares
Séan W. McCarthy	25,000 PSU	Comprised of :	22,500 PS and 14,464 Dexia shares
Bruce E. Stern	9,000 PSU	Comprised of :	8,100 PS and 5,207 Dexia shares
Russell B. Brewer II	9,000 PSU	Comprised of :	8,100 PS and 5,207 Dexia shares
Joseph W. Simon	8,000 PSU	Comprised of :	7,200 PS and 4,629 Dexia shares

The performance share units will be allocated as follows:

•                  33-1/3% of the performance shares shall be allocated to the three-year performance cycle beginning January 1, 2005 and ending December 31, 2007, with a 2.5-year vesting period and three-year restricted period for the associated shares of Dexia restricted stock; and

•                  66-2/3% to the three-year performance cycle beginning January 1, 2006 and ending December 31, 2008, with a 3.5-year vesting period and four-year restricted period for the associated shares of Dexia restricted stock.

The Committee determined that the Dexia restricted stock would be valued at the average actual purchase price paid by the Company for such shares when purchased on the open market, which equaled approximately $22.69 per share.

The salary, bonus and performance share units awarded to Messrs. Cochran and McCarthy were in accordance with their employment agreements with the Company.

The form of the agreement evidencing the award of performance shares is furnished herewith as Exhibit 99.1.

Item 9.01.                                        Financial Statements and Exhibits.

(c)  Exhibits.

99.1      Form of Financial Security Assurance Holdings Ltd. Agreement Evidencing Award of Performance Shares (Previously filed as Exhibit 99.1 to Current Report on Form 8-K (Commission File No. 1-12644) dated February 16, 2005, and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Date: February 28, 2005	By:	/s/ Bruce E. Stern
Name: Bruce E. Stern
Title: General Counsel and Managing Director

EXHIBIT INDEX

Exhibit Number	Description

99.1

Form of Financial Security Assurance Holdings Ltd. Agreement Evidencing Award of Performance Shares (Previously filed as Exhibit 99.1 to Current Report on Form 8-K (Commission File No. 1-12644) dated February 16, 2005, and incorporated herein by reference).